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                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                            ASSET PURCHASE AGREEMENT

                  This Amendment No. 1 (this "Amendment") to that certain Asset Purchase Agreement, dated as of July 15, 2003 (the "Asset Purchase Agreement"), among Intelsat, Ltd., a Bermuda company ("Parent"), Intelsat (Bermuda), Ltd., a Bermuda company ("Purchaser"), Loral Space & Communications Corporation, a Delaware corporation and a debtor and debtor in possession ("Loral Space"), Loral SpaceCom Corporation, a Delaware corporation and a debtor and debtor in possession ("Loral SpaceCom"), and Loral Satellite, Inc., a Delaware corporation and a debtor and debtor in possession (together with Loral Space and Loral SpaceCom, the "Sellers"), is entered into as of August 18, 2003 by and among Parent, Purchaser and Sellers.

                               W I T N E S S E T H

                  WHEREAS, the parties have previously entered into the Asset Purchase Agreement;

                  WHEREAS, the Asset Purchase Agreement contemplates the entry by the Bankruptcy Court (such term, and other capitalized terms used but not defined herein, having the respective meanings ascribed thereto in the Asset Purchase Agreement) of (i) the Sale Procedures Order (including the Terms and Conditions of Bidding Procedures for Sale of Certain Assets of the Sellers' Fixed Satellite Services Business) and (ii) the Sale Order, in each case substantially in the form set forth in Annex F to the Asset Purchase Agreement;

                  WHEREAS, Parent, Purchaser and Sellers have cooperated, assisted and consulted with each other in the preparation of a motion (the "Motion") to the Bankruptcy Court seeking, among other things, the entry by the Bankruptcy Court of a sale procedure order relating to the auction of the Purchased Assets;

                  WHEREAS, the Motion will be heard by the Bankruptcy Court at hearing to occur on or about August 18, 2003 (the "Hearing");

                  WHEREAS, the Sellers will seek at the Hearing to procure the entry by the Bankruptcy Court of a sale procedures order in the form attached hereto as Annex A (including the Terms and Conditions of Bidding Procedures for Sale of Certain Assets of the Sellers' Fixed Satellite Services Business) in the preparation of which Parent, Purchaser and Sellers have cooperated, assisted and consulted with each other;

                  NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

                  SECTION 1. Substitution of Annex F to the Asset Purchase Agreement. Annex F to the Asset Purchase Agreement is hereby deleted in its entirety and replaced with a new Annex F to read in its entirety as set forth in Annex A to this Amendment.

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                  SECTION 2. Amendment to Section 11.1(c) of the Asset Purchase
Agreement. Section 11.1(c) of the Asset Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                           By Parent and Purchaser if the Sale Order shall not
                  have been entered by the Bankruptcy Court in substantially the form attached hereto as Annex F approving this Agreement and the transactions contemplated hereby without modification or the imposition of any conditions or limitations with respect thereto (except for such immaterial modifications, conditions or limitations which do not individually or in the aggregate adversely affect Parent and Purchaser) on or prior to November 3, 2003; provided that this right must be exercised not later than the thirtieth (30th) day after such date.

                  SECTION 3. No Other Amendments; Continuing Effect of the Asset Purchase Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Purchase Agreement not expressly referred to herein. Except as expressly provided hereby, the Asset Purchase Agreement shall continue in full force and effect in accordance with the provisions thereof and the Asset Purchase Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all its provisions shall be deemed a part of the Asset Purchase Agreement in the manner and to the extent herein provided.

                  SECTION 4. Incorporation of Article XII. Article XII of the Asset Purchase Agreement is incorporated herein by reference as if set forth fully in this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                  IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed as of August 18, 2003.

                                           LORAL SPACE & COMMUNICATIONS
                                              CORPORATION,
                                              as debtor and debtor in possession

                                           By: /s/ Avi Katz
                                               --------------------------------
                                               Name:  Avi Katz
                                               Title: Vice President

                                           LORAL SPACECOM CORPORATION,
                                              as debtor and debtor in possession

                                           By: /s/ Avi Katz
                                               --------------------------------
                                               Name:  Avi Katz
                                               Title: Vice President

                                           LORAL SATELLITE INC.,
                                              as debtor and debtor in possession

                                           By: /s/ Avi Katz
                                               ---------------------------------
                                               Name:  Avi Katz
                                               Title: Vice President

                                           INTELSAT, LTD.

                                           By: /s/ Conny Kullman
                                               ---------------------------------
                                               Name:  Conny Kullman
                                               Title: Chief Executive Officer

                                           INTELSAT (BERMUDA), LTD.

                                           By: /s/ Ramu V. Potarazu
                                               ---------------------------------
                                               Name:  Ramu V. Potarazu
                                               Title: President

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